SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 12, 2007

PACIFIC LAND AND COFFEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

         0-30595

           33-0619256

(Commission File Number)

(IRS Employer Identification No.)

 1650 Ala Moana, Suite 507, Honolulu, Hawaii              96815

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (808) 371-4266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 12, 2007, Tyrus C. young was appointed as the Chief Financial Officer of the Registrant, replacing Alfred Coscina. Mr. Coscina continues as a member of the Board of Directors and as Chief Operating Officer.

Mr. Young, age 49, has owned and operated the FACTS Company in Honolulu, Hawaii scine July 1998. The FACTS Company provides, accounting, tax and business consulting services to small businesses. Prior to 1998 Mr. Young was engaged in private practice as a Certified Public Accountant.  Mr. Young’s registration as a Certified Public Accountant is not currently active. He received a BA in Business Administration with a specialty in Accounting from Pepperdine University (Malibu) in 1978.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2007

PACIFIC LAND AND COFFEE CORPORATION

By:

/s/ Dale G. Nielsen

Dale G. Nielsen

President